==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          August 8, 1997
                                                   -----------------------------

                               Prime Retail, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


            Maryland                      0-23616                 52-1836258
----------------------------------   ----------------        -------------------
 (State of other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                   Number)            Identification No.)


100 East Pratt Street
Nineteenth Floor, Baltimore, Maryland                              21202
------------------------------------------                 ---------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code           (410) 234-0782
                                                             --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

                               PRIME RETAIL, INC.



ITEM 2:  Acquisition or Disposition of Assets

        As reported on Form 8-K filed with the Securities and Exchange Commission on February 13, 1997, Prime Retail, Inc. (the "Company") acquired Oak Creek Factory Outlets, Bend Factory Outlets and The Factory Outlets at Post Falls (the "Benderson Acquired Properties") for an aggregate purchase price of $37.3 million. These centers were purchased by the Company from an unrelated third party. The Company financed the purchase with loan proceeds from a financial institution and a $4.0 million promissory note issued to the seller.

        In accordance with the terms of its joint venture partnership agreement, the Company intends to purchase the 25% ownership interest of its joint venture partner in Buckeye Factory Shops Limited Partnership (the "Buckeye Acquisition") for $23.1 million (including the repayment of $22.6 million of mortgage indebtedness relating to such property). The Company intends to finance the transaction, if consummated, with available cash, borrowings under existing credit facilities, and proceeds from potential financings.

        Financial statements of the Benderson Acquired Properties and the Buckeye Acquisition are included in this Form 8-K.

ITEM 5:  Other Events

                  None

ITEM 7:  Financial Statements and Exhibits

         The following financial statements, unaudited pro forma financial information and exhibits are filed as part of this report:

     A. Financial statements of the real estate acquired, prepared pursuant to Rule 3.14 of Regulation S-X:
                                                                            PAGE
                                                                            ----
       (1)(i) Audited statement of revenue and certain expenses of the Benderson Acquired Properties

                  Report of Independent Auditors                              6

                  Statement of Revenue and Certain Expenses for the year
                    ended December 31, 1996                                   7

                  Notes to the Statement of Revenue and Certain Expenses      8

        (ii) Audited statement of revenue and certain expenses of Buckeye Factory Shops Limited Partnership

                  Report of Independent Auditors                             10

                  Statement of Revenue and Certain Expenses for the year
                    ended December 31, 1996                                  11

                  Notes to the Statement of Revenue and Certain Expenses     12

     B.  Unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X:
                                                                            PAGE
                                                                            ----
       (1)     Pro Forma Consolidated Balance Sheet-- June 30, 1997          14

               Pro Forma Consolidated Statement of Operations--
                 Year ended December 31, 1996                                16

               Pro Forma Consolidated Statement of Operations--
                 Six months ended June 30, 1997                              18

                The unaudited pro forma consolidated balance sheet as of June 30, 1997 is based on the unaudited historical financial statements of the Benderson Acquired Properties, the Buckeye Acquisition and the Company after giving effect to the acquisitions and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 is based, in part, on the audited historical statements of revenue and certain expenses of the Benderson Acquired Properties and the Buckeye Acquisition and the audited historical financial statements of the Company after giving effect to the acquisitions and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma consolidated statement of operations for the six months ended June 30, 1996 is based, in part, on the unaudited historical statements of revenue and certain expenses of the Benderson Acquired Properties and the Buckeye Acquisition and the unaudited financial statements of the Company after giving effect to the acquisitions and certain adjustments as described in the accompanying notes to the unaudited pro forma financial statements.

                The unaudited pro forma financial statements have been prepared by the Company based upon the statements of revenue and certain expenses of the Benderson Acquired Properties and the Buckeye Acquisition (filed with this report under Item 7(a)). These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the audited statements of revenue and certain expenses and notes of the Benderson Acquired Properties and the Buckeye Acquisition, the financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996 and the unaudited financial statements of the Company on Form 10-Q for the six months ended June 30, 1997.

     C.  Exhibits in  accordance  with the  provisions of Item 601 of Regulation
         S-K:

         Exhibit 23.    Consent of Independent Auditors                      21

                               PRIME RETAIL, INC.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PRIME RETAIL, INC.
                                          (Registrant)

Dated:  August 8, 1997


                                          By: /s/ Robert P. Mulreaney
                                              -----------------------
                                          Name:   Robert P. Mulreaney
                                          Title:  Executive Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer

                         Report of Independent Auditors


To the Owners of Shoppes of Oak Creek,
Post Falls Factory Outlets and Bend Factory Outlets

We have audited the statement of revenue and certain expenses of the Benderson Acquired Properties (the "Properties") as described in Note 2 for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Benderson Acquired Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                          Ernst & Young LLP


Baltimore, Maryland
January 17, 1997

                          Benderson Acquired Properties

                    Statement of Revenue and Certain Expenses


                                                               Year ended
                                                              December 31,
                                                                  1996
                                                         ----------------------
Revenue:
    Base rents                                                 $4,771,371
    Tenant reimbursements                                       2,159,091
    Percentage rents                                              114,991
    Other revenue                                                  66,541
                                                         ----------------------
       Total revenue                                            7,111,994
Expenses:
    Property operating                                          1,743,253
    Real estate taxes                                             358,449
                                                         ----------------------
       Total expenses                                           2,101,702
                                                         ----------------------
Revenue in excess of certain expenses                          $5,010,292
                                                         ======================

See accompanying notes.

                          Benderson Acquired Properties

             Notes to the Statement of Revenue and Certain Expenses


Note 1   Business

The accompanying statement of revenue and certain expenses includes the combined operations of the following factory outlet center properties (the "Properties") owned by a party unaffiliated with Prime Retail, Inc.:
                                                                   Approximate
                                                                 Gross Leasable
Property Name                             Location                Area (sq. ft)
---------------------------------         ------------------     ---------------
Oak Creek Factory Outlets                 Sedona, Arizona              82,000
The Factory Outlets at Post Falls         Post Falls, Idaho           179,000
Bend Factory Outlets                      Bend, Oregon                 97,000
                                                                      --------
                                                                      358,000
                                                                      ========

Note 2   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and
Exchange Commission. The statement is not representative of the actual operations of the Properties for the period presented nor indicative of future operations as certain expenses, consisting of interest expense, depreciation and management fees have been excluded.

A summary of unaudited expenses is as follows:
                                                               Year ended
                                                              December 31,
                                                                  1996
                                                         ----------------------
Interest expense                                               $1,523,762
Depreciation and amortization                                     834,026
Management fees                                                    71,571
                                                         ----------------------
     Total unaudited expenses                                  $2,429,359
                                                         ======================

Revenue Recognition

Rental revenue is recognized as income in the period earned.

                          Benderson Acquired Properties

             Notes to the Statement of Revenue and Certain Expenses



Note 2   Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Note 3   Rentals

The Company has entered into tenant leases with terms from one to ten years. The leases provide for tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.

                         Report of Independent Auditors


To the Partners
Buckeye Factory Shops Limited Partnership

We have audited the statement of revenue and certain expenses of Buckeye Factory Shops Limited Partnership (the "Project") as described in Note 2 for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the Project's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Project's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Buckeye Factory Shops Limited Partnership for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                          Ernst & Young LLP


Baltimore, Maryland
January 30, 1997

                    Buckeye Factory Shops Limited Partnership

                    Statement of Revenue and Certain Expenses


                                                               Year ended
                                                              December 31,
                                                                  1996
                                                         ----------------------
Revenue:
    Base rents                                                   $176,217
    Tenant reimbursements                                         108,568
    Other revenue                                                   1,500
                                                         ----------------------
       Total revenue                                              286,285
Expenses:
    Property operating                                            121,923
    General and administrative                                     28,527
                                                         ----------------------
       Total expenses                                             150,450
                                                         ----------------------
Revenue in excess of certain expenses                            $135,835
                                                         ======================

See accompanying notes.

                    Buckeye Factory Shops Limited Partnership

             Notes to the Statement of Revenue and Certain Expenses


Note 1   Business

The Partnership was formed for the purpose of constructing and managing a retail factory outlet center in Medina, Ohio (the "Project"). The Project consists of approximately 204,000 square feet of gross leasable area and was substantially completed and ready for occupancy on November 1, 1996. The Project was developed during 1996, and therefore, there were no operating results for the period January 1, 1996 through October 31, 1996.

Note 2   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and
Exchange Commission. The statement is not representative of the actual operations of the Project for the period presented nor indicative of future operations as certain expenses, consisting of interest expense, depreciation and management fees have been excluded.

A summary of unaudited expenses is as follows:
                                                               Year ended
                                                              December 31,
                                                                  1996
                                                         ----------------------
Interest expense                                                $  53,919
Depreciation and amortization                                      74,139
Management fees                                                     6,867
                                                         ----------------------
     Total unaudited expenses                                    $134,925
                                                         ======================

Revenue Recognition

Rental revenue is recognized as income in the period earned.

                    Buckeye Factory Shops Limited Partnership

             Notes to the Statement of Revenue and Certain Expenses



Note 2   Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Note 3   Rentals

The Company has entered into tenant leases with terms from one to ten years. The leases provide for tenants to share in increases in operating expenses and real estate taxes in excess of base amounts, as defined.

                      Pro Forma Consolidated Balance Sheet

                               Prime Retail, Inc.

                                  June 30, 1997

                                   (Unaudited)
                                     (000's)


                                                                       Buckeye
                                                  Prime                Factory               Pro Forma
                                             Retail, Inc.[A]           Shops[B]             Adjustments             Pro Forma
                                            -----------------      ----------------       ----------------       ----------------
Assets
Investment in rental property, net           $       634,618       $        23,110        $           470 [C]    $       658,198
Cash and cash equivalents                                985                   419                (22,642)[D]            (21,800)
                                                                                                     (470)[C]
                                                                                                      (92)[E]
Restricted cash                                       47,346                   527                                        47,873
Accounts receivable, net                               7,424                   389                                         7,813
Deferred charges, net                                 18,906                 1,550                   (640)[F]             19,816
Due from affiliates, net                               1,313                                         (226)[G]              1,087
Investment in partnerships                             5,729                                       (2,748)[H]              2,981
Other assets                                           1,231                     8                                         1,239
                                            -----------------      ----------------       ----------------       ----------------
        Total assets                         $       717,552       $        26,003        $       (26,348)       $       717,207
                                            =================      ================       ================       ================

Liabilities and Shareholders' Equity

Bonds payable                                $        32,900                                                     $        32,900
Notes payable                                        501,539      $         22,642        $       (22,642)[D]            501,539
Accrued interest                                       3,584                    92                    (92)[E]              3,584
Real estate taxes payable                              4,944                    20                                         4,964
Construction costs payable                             1,402                                                               1,402
Due to affiliates, net                                                         226                   (226)[G]
Accounts payable and other liabilities                15,114                   288                                        15,402
                                            -----------------      ----------------       ----------------       ----------------
        Total liabilities                            559,483                23,268                (22,960)               559,791

Shareholders' equity:
     Senior Preferred Stock                               23                                                                  23
     Convertible Preferred Stock                          30                                                                  30
     Common Stock                                        158                                                                 158
     Additional paid-in capital                      197,074                                         (653)[I]            196,421
     Distributions in excess of net income           (39,216)                                                            (39,216)
     Partners' capital                                                       2,735                 (2,748)[H]
                                                                                                     (640)[F]
                                                                                                      653 [I]
                                            -----------------      ----------------       ----------------       ----------------
        Total shareholders' equity                   158,069                 2,735                 (3,388)               157,416
                                            -----------------      ----------------       ----------------       ----------------
        Total liabilities and shareholders'
          equity                             $       717,552       $        26,003        $       (26,348)       $       717,207
                                            =================      ================       ================       ================


=================================================================================================================================

See accompanying notes to pro forma consolidated balance sheet.

                  Notes to Pro Forma Consolidated Balance Sheet

                               Prime Retail, Inc.

                                  June 30, 1997
                                   (Unaudited)


Balance Sheet Adjustments:
               [A] Historical consolidated balance sheet of Prime Retail, Inc. (the "Company"), including the Benderson Acquired Properties, as of June 30, 1997.
               [B] Historical balance sheet of Buckeye Factory Shops as of June 30, 1997.
               [C] To adjust cost basis of rental property for the acquisition of Buckeye Factory Shops.
               [D] Reflects the repayment of pre-acquisition notes payable of Buckeye Factory Shops.
               [E]  Reflects the  repayment of accrued  interest  related to the pre-acquisition notes payable of Buckeye Factory Shops.
               [F]  Reflects the  write-off of  unamortized  deferred  financing costs related to the notes payable of Buckeye Factory Shops being repaid.
               [G] Reflects the elimination of receivables and payables between the Company and Buckeye Factory Shops.
               [H] Reflects the elimination of the Company's investment in Buckeye Factory Shops.
               [I] Reflects the reclassification of partners' capital to additional paid-in capital for Buckeye Factory Shops.

                 Pro Forma Consolidated Statement of Operations

                               Prime Retail, Inc.

                      For the Year Ended December 31, 1996

                                   (Unaudited)
                      (000's, except per share information)


                                                               Buckeye           Benderson
                                              Prime            Factory            Acquired         Pro Forma
                                         Retail, Inc.[A]       Shops[B]         Properties[C]     Adjustments        Pro Forma
                                        -----------------  ----------------  ----------------  ----------------  ----------------
Revenues
Base rents                                 $    54,710        $      176        $     4,771                         $   59,657
Percentage rents                                 1,987                                  115                              2,102
Tenant reimbursements                           25,254               109              2,159                             27,522
Income from investment partnerships              1,239                                            $        (1)[D]        1,238
Interest and other                               5,850                 1                 67                (7)[E]        5,911
                                        -----------------  ----------------  ----------------  ----------------  -----------------
    Total revenues                              89,040               286              7,112                (8)          96,430

Expenses
Property operating                              20,421               122              1,743                             22,286
Real estate taxes                                5,288                                  358                              5,646
Depreciation and amortization                   19,256                74                834              (155)[F]       20,009
Corporate general and administrative             4,018                                                                   4,018
Interest                                        24,485                54              1,524             1,240 [G]       27,303
Management fees                                                        7                 72                (7)[E]
                                                                                                          (72)[H]
Other charges                                    8,586                28                                                 8,614
                                        -----------------  ----------------  ----------------  ----------------  -----------------
    Total expenses                              82,054               285              4,531             1,006           87,876
                                        -----------------  ----------------  ----------------  ----------------  -----------------

Income before minority interests
    and extraordinary item                       6,986                 1              2,581            (1,014)           8,554

Loss allocated to minority interests             2,092                                                   (608)[I]        1,484
                                        -----------------  ----------------  ----------------  ---------------  -----------------
Income before extraordinary item                 9,078                 1              2,581            (1,622)          10,038
Extraordinary item - loss on early
 extinguishment of debt, net of
 minority interests in the amount
 of $3,263                                      (1,017)                                                                 (1,017)
                                        -----------------  ----------------  ---------------- ----------------  -----------------
Net income                                       8,061                 1              2,581            (1,622)           9,021

Income allocated to preferred
 shareholders                                   14,236                                                                  14,236
                                        -----------------  ----------------  ---------------- ----------------  -----------------
Net loss applicable to common shares        $   (6,175)       $        1        $     2,581        $   (1,622)      $   (5,215)
                                        =================  ================  ================ ================  =================

Per common share:
    Loss before extraordinary item          $    (0.63)                                                             $    (0.51)
    Extraordinary item                           (0.12)                                                                  (0.12)
                                        -----------------                                                       -----------------
    Net loss                                $    (0.75)                                                             $    (0.63)
                                        =================                                                       =================

Weighted average common shares
    outstanding                                  8,221                                                                   8,221
                                        =================                                                       =================


=================================================================================================================================

See accompanying notes to pro forma consolidated statement of operations.

                   Notes to Pro Forma Statement of Operations

                               Prime Retail, Inc.

                      For the Year Ended December 31, 1996
                                   (Unaudited)


Statement of Operations Adjustments:
               [A] Historical consolidated statement of operations of Prime Retail, Inc. (the "Company") for the year ended December 31, 1996.
               [B] Historical statement of operations of Buckeye Factory Shops for the year ended December 31, 1996.
               [C] Historical statement of operations of the Benderson Acquired Properties for the year ended December 31, 1996.
               [D] Reflects the elimination of the Company's income from investment partnerships for Buckeye Factory Shops.
               [E] Reflects the elimination of the Company's income attributable to management fees charged to Buckeye Factory Shops.
               [F] To adjust depreciation expense attributable to the acquisition of Buckeye Factory Shops and the Benderson Acquired Properties to conform with the Company's depreciation and amortization policy.
               [G] To adjust interest expense for changes resulting from the issuance of debt to finance the acquisition of the Benderson Acquired Properties and the repayment of pre-acquisition notes payable of Buckeye Factory Shops.
               [H] Reflects the elimination of the management fees incurred by the Benderson Acquired Properties.
               [I] To adjust loss allocated to minority interests resulting from pro forma adjustments related to the acquisition of Buckeye Factory Shops and the Benderson Acquired Properties.

                 Pro Forma Consolidated Statement of Operations

                               Prime Retail, Inc.

                     For the Six Months Ended June 30, 1997

                                   (Unaudited)
                      (000's, except per share information)

                                                               Buckeye           Benderson
                                              Prime            Factory            Acquired         Pro Forma
                                         Retail, Inc.[A]       Shops[B]         Properties[C]     Adjustments        Pro Forma
                                        -----------------  ----------------  ----------------  ----------------  ----------------
Revenues
Base rents                                 $    37,072        $    1,301        $      592                          $   38,965
Percentage rents                                 1,390                57                 7                               1,454
Tenant reimbursements                           17,918               636               211                              18,765
Loss from investment partnerships                  (60)                                           $       38  [D]          (22)
Interest and other                               5,055                20                15               (82) [E]        5,008
                                        -----------------  ----------------  ----------------  ----------------  ----------------
    Total revenues                              61,375             2,014               825               (44)           64,170

Expenses
Property operating                              13,655               504               181                              14,340
Real estate taxes                                4,789               204                49                               5,042
Depreciation and amortization                   12,871               599               104                17  [F]       13,591
Corporate general and administrative             2,619                                                                   2,619
Interest                                        18,872               601               191              (504) [G]       19,160
Management fees                                                       82                                 (82) [E]
Other charges                                    1,493                75                 3                               1,571
                                        -----------------  ----------------  ----------------  ----------------  ----------------
    Total expenses                              54,299             2,065               528              (569)           56,323
                                        -----------------  ----------------  ----------------  ----------------  ----------------

Income (loss) before minority interests          7,076               (51)              297               525             7,847

Income allocated to minority interests          (5,263)                                                                 (5,263)
                                        -----------------  ----------------  ----------------  ----------------  ----------------
Net income (loss)                                1,813               (51)              297               525             2,584

Income allocated to preferred shareholders       6,186                                                                   6,186
                                        -----------------  ----------------  ----------------  ----------------  ----------------

Net loss applicable to common shares       $   (4,373)        $      (51)       $      297        $      525        $   (3,602)
                                        =================  ================  ================  ================  ================

Net loss per common share                  $    (0.29)                                                              $    (0.24)
                                        =================                                                        ================

Weighted average common shares
    outstanding                                15,073                                                                   15,073
                                        =================                                                        ================

=================================================================================================================================

See accompanying notes to pro forma consolidated statement of operations.

                   Notes to Pro Forma Statement of Operations

                               Prime Retail, Inc.

                     For the Six Months Ended June 30, 1997
                                   (Unaudited)


Statement of Operations Adjustments:
               [A] Historical consolidated statement of operations of Prime Retail, Inc. (the "Company") for the six months ended June 30, 1997, including operating results of the Benderson Acquired Properties for period from February 13, 1997 through June 30, 1997.
               [B] Historical statement of operations of Buckeye Factory Shops for the six months ended June 30, 1997.
               [C] Historical statement of operations of the Benderson Acquired Properties for the period from January 1, 1997 through February 12, 1997.
               [D] Reflects the elimination of the Company's loss from investment partnerships for Buckeye Factory Shops.
               [E] Reflects the elimination of the Company's income attributable to management fees charged to Buckeye Factory Shops.
               [F] To adjust depreciation expense attributable to the acquisition of Buckeye Factory Shops and the Benderson Acquired Properties to conform with the Company's depreciation and amortization policy.
               [G] To adjust interest expense for changes resulting from the issuance of debt to finance the acquisition of the Benderson Acquired Properties and the repayment of pre-acquisition notes payable of Buckeye Factory Shops.